EXHIBIT 99.1

                              SMHL Global Fund No.5


For Distribution Date:  08/09/2004

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                            Beginning                                                                  Ending       Outstanding
         Original            Period             Principal           Interest         Total             Period        Principal
Class    Balance         Invested Amount      Distribution        Distribution    Distribution     Invested Amount    Balance
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A  USD 750,000,000.00  USD 617,588,302.18 USD 66,548,755.68 USD 2,185,576.38 USD 68,734,332.06 USD 551,039,546.50 USD 551,039,546.50
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B  AUD  20,700,000.00  AUD  20,700,000.00 AUD          0.00 AUD   327,970.23 AUD    327,970.23  AUD 20,700,000.00  AUD 20,700,000.00
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              Bond         Current Pass
Class         Factor       Through Rates*
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A         $0.734719395        1.40000%    * Based on a LIBOR of:        1.18000%
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B         $1.000000000        5.91460%    * Based on a BBSW of:         5.50500%
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AMOUNTS PER $1,000 UNIT
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                                                                   Ending
           Principal        Interest            Total              Period
Class   Distribution      Distribution       Distribution          Balance
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A       USD 88.73167423  USD 3.53888889    USD  92.27056312   USD  734.71939534
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B        AUD  0.0000000  AUD 15.8439726     AUD  15.8439726   AUD 1,000.0000000
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Quarterly
Principal      Scheduled                                         Insurance
Distribution   Principal       Prepayments      Liquidations      Proceeds         Total
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Class A    USD 3,846,457.62 USD  62,702,298.05        USD 0.00        USD 0.00   USD 66,548,755.67
Per $1000
unit       USD   5.12861017 USD    83.60306407  USD 0.00000000   USD 0.00000000  USD   88.73167423
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Class B    AUD    0.0000000 AUD      0.0000000  AUD  0.0000000   AUD  0.0000000  AUD     0.0000000
Per $1000
unit       AUD    0.0000000 AUD      0.0000000  AUD  0.0000000   AUD  0.0000000  AUD     0.0000000
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Collateral Distributions              Current Period    Since Inception      Current Period        Since Inception
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Beginning Collateral Balance    AUD  896,711,776.14  AUD 1,084,529,787.23  USD  632,181,802.18  USD  764,593,500.00
-Scheduled Principal Payments          5,455,968.26         17,829,493.27         3,846,457.62        12,569,792.75
-Unscheduled Principal Payments       93,187,031.85        292,521,320.05        65,696,857.45       206,227,530.64
+Principal Redraws                     4,247,601.99         28,137,404.11         2,994,559.40        19,836,869.90
-Insurance Proceeds                            0.00                  0.00                 0.00                 0.00
-Liquidation Proceeds                          0.00                  0.00                 0.00                 0.00
-Realized Losses from Liquidations             0.00                  0.00                 0.00                 0.00
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Ending Collateral Balance       AUD  802,316,378.02   AUD  802,316,378.02   USD 565,633,046.50  USD  565,633,046.50
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Outstanding Mortgage
Information                          Period              Since Inception         Period           Since Inception
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Outstanding Principal Balance-
Fixed rate housing loans        AUD  199,890,996.17    AUD  205,588,247.85  USD 140,923,152.30   USD 144,939,714.73
Outstanding Principal Balance-
Variable rate housing loans     AUD  602,425,381.85    AUD  878,941,539.39  USD 424,709,894.20   USD 619,653,785.27
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Total Outstanding Principal
Balance                         AUD  802,316,378.02   AUD 1,084,529,787.23  USD 565,633,046.50   USD 764,593,500.00
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Quarterly Interest Collections
       Waterfall                                  AUD                 USD
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INTEREST COLLECTIONS
Gross Interest Income Received from
  Mortgages                              AUD   16,277,424.66  USD 11,475,584.39
Payments from/(to) Fixed/Floating
  Swap Provider                                (2,417,087.24)     (1,704,046.50)
Payments from/(to) Currency Swap
  Provider                                     (9,817,551.72)     (6,921,373.96)
Interest Income received from Cash
  holdings                                        498,035.36         351,114.93
Principal Draws                                         0.00               0.00
Liquidity Facility Draws                                0.00               0.00
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Net proceeds available for Interest
  Waterfall                              AUD    4,450,821.07  USD  3,201,278.85
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DISTRIBUTION OF INTEREST COLLECTIONS
Trustee's fee and Expenses               AUD    1,106,288.49  USD    799,933.39
Interest Carryforward Paid to A                         0.00               0.00
Current Interest due to A                      12,917,660.06       9,106,950.34
Payments from swap provider due
  to A                                         (9,817,551.72)     (6,921,373.96)
Interest Carryforward
  paid to Class B                                       0.00               0.00
Current Interest due to Class B                   327,970.23         231,219.01
Other                                               3,044.76           2,146.56
Deposit into Cash Collateral Account                    0.00               0.00
Reimbursement of Principal Draws                        0.00               0.00
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Total Distributions
  of Interest Collections                AUD    4,537,411.82  USD  3,198,875.34
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Outstanding Deferred
  Management Fees                        AUD        3,409.25  USD      2,403.52
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QUARTERLY PRINCIPAL COLLECTIONS
WATERFALL                             Period            Since Inception           Period         Since Inception
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Principal Collections
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Principal Collections from
  outstanding mortgage loans    AUD  98,643,000.11     AUD 310,350,813.32   USD  69,543,315.08  USD 218,797,323.39
Principal Redraws from
  outstanding mortgage loans         (4,247,601.99)        (28,137,404.11)       (2,994,559.40)     (19,836,869.90)
Recoveries from previously
  charged off mortgage loans                  0.00                   0.00                 0.00                0.00
Other                                         0.00                   0.00                 0.00                0.00
Less: Principal Draws for Interest
Waterfall                                     0.00                   0.00                 0.00                0.00
Plus: Reimbursement of Principal
Draws from Interest Waterfall                 0.00                   0.00                 0.00                0.00
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Net proceeds available for
  Principal Waterfall           AUD  94,395,398.12     AUD 282,213,409.21   USD  66,548,755.67  USD 198,960,453.49
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OUTSTANDING SHORTFALLS AND CHARGEOFFS          Period        Period
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Principal Draws for Interest Waterfall        AUD 0.00      USD 0.00
Class A Interest Shortfall                        0.00          0.00
Accrued Interest on Class A Interest
Shortfall                                         0.00          0.00
Class B Interest Shortfall                        0.00          0.00
Accrued Interest on Class B Interest
Shortfall                                         0.00          0.00
Class A Charge Offs                               0.00          0.00
Class A Carry Over Charge Offs                    0.00          0.00
Class B Charge Offs                               0.00          0.00
Class B Carry Over Charge Offs                    0.00          0.00
Redraw Charge Offs                                0.00          0.00
Redraw Carry Over Charge Offs                     0.00          0.00
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REALIZED LOSS INFORMATION        Period             Since Inception         Period            Since Inception
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Realized Loss on Class A Bonds
  before Mortgage insurance     AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Class B Bonds
  before Mortgage insurance     AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw
  Funding Facility before
  Mortgage insurance            AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
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Realized Loss on Class A Bonds
 after Mortgage insurance       AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Class B Bonds
 after Mortgage insurance       AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw
  Funding Facility after
  Mortgage insurance            AUD 0.00              AUD 0.00             USD 0.00              USD 0.00
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CASH COLLATERAL ACCOUNT                                   AUD                             USD
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Beginning Cash Collateral Account Balance           AUD 2,241,779.68                USD 1,580,454.67
+Interest Earned on Cash Collateral Account                59,147.74                       41,699.16
+Deposit from Interest Collections Waterfall                    0.00                            0.00
-Current Period's Cash Collateral Account Draws                 0.00                            0.00
-Current Period's Release to cash collateral provider      59,147.74                       41,699.16
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Ending Cash Collateral Account Balance              AUD 2,241,799.68                USD 1,580,454.67
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Required Cash Collateral Account Balance            AUD 2,005,790.95                USD 1,414,082.62
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DELINQUENCY
INFORMATION             # of Loans     Percentage    Loan Balance     % of Pool
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31-60 Days                   10           0.08%         1,924,140.73     0.24%
61-90 Days                    2           0.02%           735,873.04     0.09%
90+ Days (excluding
  Loans in
  Foreclosures)               3           0.03%           489,237.98     0.06%
Loans in Foreclosure          0           0.00%                   -      0.00%
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Total                        15           0.13%         3,149,251.75     0.39%
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PREPAYMENT INFORMATION                  Three Month CPR     Life
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                                                 34.30%       32.23%
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